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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2000




                             NABISCO HOLDINGS CORP.
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                 (Exact Name of Registrant as Specified in its Charter)



         Delaware                   1-13566                 13-3077142
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     (State or Other             (Commission               (IRS Employer
     Jurisdiction of             File Number)           Identification No.)
     Incorporation or
     Organization)




                7 Campus Drive
            Parsippany, New Jersey                            07054
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   (Address of Principal Executive Offices)                 (Zip Code)





                                 (212) 258-5600
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              (Registrant's telephone number, including area code)



                                      None
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          (Former Name or Former Address, if Changed Since Last Report)




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     ITEM 5. Other Events.

     See the attached press release dated August 21, 2000 announcing that the Federal Trade Commission has issued a request for additional information in connection with its antitrust review of the proposed acquisition of Nabisco Holdings by Philip Morris.

     ITEM 7(c).  Exhibits.

     99.1   Press Release dated August 21, 2000.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2000

                                       NABISCO HOLDINGS CORP.


                                       By: /s/ John F. Manfredi
                                          --------------------------------
                                          Name:  John F. Manfredi
                                          Title: Executive Vice President,
                                                 Corporate Affairs